Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Brian Beades 212.810.5596

BlackRock Reports First Quarter 2023 Diluted EPS of $7.64, or $7.93 as adjusted
New York, April 14, 2023 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three months ended March 31, 2023.

$103 billion of quarterly long-term net inflows, representing 5% annualized organic asset growth, driven by continued momentum in bond ETFs and significant outsourcing mandates

$110 billion of quarterly total net inflows also reflect net inflows to diversified cash management platform

10% decrease in revenue year-over-year primarily driven by the impact of significantly lower markets and dollar appreciation on average AUM and lower performance fees

18% decrease in operating income year-over-year (17% as adjusted)

18% decrease in diluted EPS year-over-year (17% as adjusted) also reflects a higher effective tax rate, partially offset by higher nonoperating income in the current quarter

$375 million of share repurchases in the current quarter and 2.5% increase in quarterly cash dividend to $5.00 per share

Laurence D. Fink, Chairman and CEO:

“BlackRock is helping clients execute on opportunities arising during this period of transition, driving $110 billion of total net inflows and positive annualized organic base fee growth in the first quarter. BlackRock is a source of both stability and optimism for clients. We are helping clients navigate volatility and embed resiliency in their portfolios, while also providing insights on the long-term opportunities to be had in today’s markets.

“BlackRock led the industry with $34 billion of bond ETF net inflows and accounted for over 60% of total fixed income ETF trading volume during the quarter. BlackRock ETFs once again proved their value as critically important tools for active management and in providing liquidity and transparency to clients.  Aladdin continued to provide best-in-class portfolio and risk analytics, enabling clients to act quickly and with clarity and confidence. And clients turned to our $683 billion cash management platform to manage risk, diversify, and enhance yields.

“BlackRock was founded on the belief that the capital markets would steadily grow as people, companies and countries turn to them to fund their retirements, businesses, and economies. I believe today’s crisis of confidence in the regional banking sector will further accelerate capital markets growth, and BlackRock will be a central player. Increased financing through the capital markets will require the scale, multi-asset capabilities and excellence in portfolio construction that BlackRock consistently delivers across market cycles.

“Throughout our history, moments of market dislocation and disruption have served as inflection points for BlackRock. We’ve always emerged stronger, more differentiated and more deeply connected with clients. We will continue to stay in front of client needs and execute on opportunities to deliver long-term growth for our clients, shareholders and employees.”

FINANCIAL RESULTS

	Q1	Q1
(in millions, except per share data)	2023	2022
AUM	$9,090,271	$9,569,513
% change	(5)%
Average AUM	$8,902,588	$9,669,202
% change	(8)%
Total net flows	$110,318	$86,364

GAAP basis:
Revenue	$4,243	$4,699
% change	(10)%
Operating income	$1,438	$1,764
% change	(18)%
Operating margin	33.9%	37.5%
Net income(1)	$1,157	$1,436
% change	(19)%
Diluted EPS	$7.64	$9.35
% change	(18)%
Weighted-average diluted shares	151.3	153.5
% change	(1)%

As Adjusted(2):
Operating income	$1,511	$1,822
% change	(17)%
Operating margin	40.4%	44.2%
Net income(1)	$1,200	$1,462
% change	(18)%
Diluted EPS	$7.93	$9.52
% change	(17)%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)

See notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 9 through 11 for more information on as adjusted items and the reconciliation to GAAP. Beginning in the first quarter of 2023, BlackRock updated the definitions of its non-GAAP financial measures to exclude the impact of market valuation changes on certain deferred cash compensation plans which the company began economically hedging in 2023.

NET FLOW HIGHLIGHTS

	Q1
(in billions)	2023	LTM(1)
Long-term net flows:	$103	$382

By region:
Americas	$62	$267
EMEA	23	51
APAC	18	64

By client type:

Retail:	$0.3	$(29)
US	0.2	(17)
International	0.1	(12)

ETFs:	$22	$186
Core equity	4	34
Strategic	29	160
Precision	(11)	(8)

Institutional:	$81	$226
Active	72	224
Index	9	2

Cash management net flows	$8	$(43)

Advisory net flows	$-	$(9)

Total net flows	$110	$331

(1)	Amounts represent last twelve months net flows from April 1, 2022 to March 31, 2023.

BUSINESS RESULTS

					Q1 2023
			Q1 2023		Base fees (1)
			Base fees (1)	March 31, 2023	and securities
	Q1 2023	March 31, 2023	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$283	$876,979	$1,032	10%	29%
ETFs	21,705	3,074,303	1,418	33%	41%
Institutional:
Active	71,537	1,778,340	622	20%	18%
Index	9,175	2,677,711	221	29%	6%
Total institutional	80,712	4,456,051	843	49%	24%
Long-term	102,700	8,407,333	3,293	92%	94%
Cash management	7,618	682,938	209	8%	6%
Total	$110,318	$9,090,271	$3,502	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$68,293	$2,474,034	$1,606	27%	46%
Index and ETFs	34,407	5,933,299	1,687	65%	48%
Long-term	102,700	8,407,333	3,293	92%	94%
Cash management	7,618	682,938	209	8%	6%
Total	$110,318	$9,090,271	$3,502	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$(6,790)	$4,707,344	$1,755	52%	51%
Fixed income	53,876	2,653,744	850	29%	24%
Multi-asset	53,675	771,880	296	8%	8%
Alternatives:
Illiquid alternatives	4,432	123,416	201	1%	6%
Liquid alternatives	(2,125)	80,151	145	1%	4%
Currency and commodities	(368)	70,798	46	1%	1%
Total Alternatives	1,939	274,365	392	3%	11%
Long-term	102,700	8,407,333	3,293	92%	94%
Cash management	7,618	682,938	209	8%	6%
Total	$110,318	$9,090,271	$3,502	100%	100%

(1)	Base fees include investment advisory and administration fees.

INVESTMENT PERFORMANCE AT March 31, 2023(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	77%	90%	90%
Tax-exempt	35%	80%	42%
Index AUM within or above applicable tolerance	94%	96%	97%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	53%	47%	81%
Systematic	75%	78%	64%
Index AUM within or above applicable tolerance	99%	96%	96%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 12 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Martin S. Small, will host a teleconference call for investors and analysts on Friday, April 14, 2023 at 7:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (877) 502-9276, or from outside the United States, (313) 209-4906, shortly before 7:30 a.m. and reference the BlackRock Conference Call (ID Number 2152058). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. (Eastern Time) on Friday, April 14, 2023. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate | Twitter: @blackrock | LinkedIn: www.linkedin.com/company/blackrock.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	March 31,				December 31,
	2023	2022	Change		2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$3,335	$3,695	$(360)		$3,260	$75
Securities lending revenue	167	138	29		139	28
Total investment advisory, administration fees and securities lending revenue	3,502	3,833	(331)		3,399	103
Investment advisory performance fees	55	98	(43)		228	(173)
Technology services revenue	340	341	(1)		353	(13)
Distribution fees	319	381	(62)		314	5
Advisory and other revenue	27	46	(19)		43	(16)
Total revenue	4,243	4,699	(456)		4,337	(94)

Expense
Employee compensation and benefits	1,427	1,498	(71)		1,430	(3)
Distribution and servicing costs	505	574	(69)		497	8
Direct fund expense	315	329	(14)		275	40
General and administration expense	521	496	25		580	(59)
Restructuring charge	-	-	-		91	(91)
Amortization of intangible assets	37	38	(1)		37	-
Total expense	2,805	2,935	(130)		2,910	(105)

Operating income	1,438	1,764	(326)		1,427	11

Nonoperating income (expense)
Net gain (loss) on investments	89	(102)	191		207	(118)
Interest and dividend income	86	18	68		72	14
Interest expense	(59)	(54)	(5)		(54)	(5)
Total nonoperating income (expense)	116	(138)	254		225	(109)

Income before income taxes	1,554	1,626	(72)		1,652	(98)
Income tax expense	385	263	122		345	40
Net income	1,169	1,363	(194)		1,307	(138)
Less:
Net income (loss) attributable to noncontrolling interests	12	(73)	85		48	(36)
Net income attributable to BlackRock, Inc.	$1,157	$1,436	$(279)		$1,259	$(102)

Weighted-average common shares outstanding
Basic	149.9	151.7	(1.8)		150.0	(0.1)
Diluted	151.3	153.5	(2.2)		151.8	(0.5)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$7.72	$9.46	$(1.74)		$8.39	$(0.67)
Diluted	$7.64	$9.35	$(1.71)		$8.29	$(0.65)
Cash dividends declared and paid per share	$5.00	$4.88	$0.12		$4.88	$0.12

Supplemental information:

AUM (end of period)	$9,090,271	$9,569,513	$(479,242)		$8,594,485	$495,786
Shares outstanding (end of period)	149.9	151.7	(1.8)		149.8	0.1
GAAP:
Operating margin	33.9%	37.5%	(360)	bps	32.9%	100	bps
Effective tax rate	25.0%	15.5%	950	bps	21.5%	350	bps
As adjusted:
Operating income (1)	$1,511	$1,822	$(311)		$1,577	$(66)
Operating margin (1)	40.4%	44.2%	(380)	bps	41.2%	(80)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$87	$(65)	$152		$177	$(90)
Net income attributable to BlackRock, Inc. (3)	$1,200	$1,462	$(262)		$1,356	$(156)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$7.93	$9.52	$(1.59)		$8.93	$(1.00)
Effective tax rate	25.0%	16.8%	820	bps	22.7%	230	bps

See pages 9 through 11 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		March 31,
	2022	(outflows)	change	FX impact (1)	2023	Average AUM (2)
Retail:
Equity	$370,612	$1,999	$19,727	$1,936	$394,274	$390,849
Fixed income	299,114	421	4,212	2,190	305,937	305,909
Multi-asset	125,168	(1,144)	4,340	317	128,681	128,208
Alternatives	48,581	(993)	332	167	48,087	48,514
Retail subtotal	843,475	283	28,611	4,610	876,979	873,480
ETFs:
Equity	2,081,742	(10,105)	117,173	2,627	2,191,437	2,164,367
Fixed income	758,093	33,513	17,645	1,525	810,776	784,986
Multi-asset	8,875	(1,628)	439	2	7,688	8,039
Alternatives	60,900	(75)	3,560	17	64,402	61,527
ETFs subtotal	2,909,610	21,705	138,817	4,171	3,074,303	3,018,919
Institutional:
Active:
Equity	168,734	(3,682)	9,984	1,017	176,053	171,321
Fixed income	774,955	15,703	22,010	1,969	814,637	795,268
Multi-asset	544,469	56,587	25,134	2,828	629,018	597,419
Alternatives	153,433	2,929	1,723	547	158,632	156,385
Active subtotal	1,641,591	71,537	58,851	6,361	1,778,340	1,720,393
Index:
Equity	1,814,266	4,998	121,405	4,911	1,945,580	1,906,349
Fixed income	704,661	4,239	8,454	5,040	722,394	714,315
Multi-asset	6,392	(140)	251	(10)	6,493	6,487
Alternatives	3,296	78	(133)	3	3,244	3,258
Index subtotal	2,528,615	9,175	129,977	9,944	2,677,711	2,630,409
Institutional subtotal	4,170,206	80,712	188,828	16,305	4,456,051	4,350,802
Long-term	7,923,291	102,700	356,256	25,086	8,407,333	8,243,201
Cash management	671,194	7,618	1,819	2,307	682,938	659,387
Total	$8,594,485	$110,318	$358,075	$27,393	$9,090,271	$8,902,588
Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows	Market		March 31,
	2022	(outflows)	change	FX impact (1)	2023	Average AUM (2)
Active:
Equity	$392,836	$(5,093)	$21,200	$1,946	$410,889	$407,524
Fixed income	1,053,083	16,007	25,879	3,768	1,098,737	1,079,569
Multi-asset	669,629	55,443	29,475	3,145	757,692	725,619
Alternatives	202,012	1,936	2,054	714	206,716	204,899
Active subtotal	2,317,560	68,293	78,608	9,573	2,474,034	2,417,611
Index and ETFs:
ETFs:
Equity	2,081,742	(10,105)	117,173	2,627	2,191,437	2,164,367
Fixed income	758,093	33,513	17,645	1,525	810,776	784,986
Multi-asset	8,875	(1,628)	439	2	7,688	8,039
Alternatives	60,900	(75)	3,560	17	64,402	61,527
ETFs subtotal	2,909,610	21,705	138,817	4,171	3,074,303	3,018,919
Non-ETF Index:
Equity	1,960,776	8,408	129,916	5,918	2,105,018	2,060,995
Fixed income	725,647	4,356	8,797	5,431	744,231	735,923
Multi-asset	6,400	(140)	250	(10)	6,500	6,495
Alternatives	3,298	78	(132)	3	3,247	3,258
Non-ETF Index subtotal	2,696,121	12,702	138,831	11,342	2,858,996	2,806,671
Index and ETFs subtotal	5,605,731	34,407	277,648	15,513	5,933,299	5,825,590
Long-term	$7,923,291	$102,700	$356,256	$25,086	$8,407,333	$8,243,201
Current Quarter Component Changes by Product Type (Long-Term)
		Net
	December 31,	inflows	Market		March 31,
	2022	(outflows)	change	FX impact (1)	2023	Average AUM (2)
Equity	$4,435,354	$(6,790)	$268,289	$10,491	$4,707,344	$4,632,886
Fixed income	2,536,823	53,876	52,321	10,724	2,653,744	2,600,478
Multi-asset	684,904	53,675	30,164	3,137	771,880	740,153
Alternatives:
Illiquid alternatives	117,751	4,432	626	607	123,416	120,872
Liquid alternatives	80,654	(2,125)	1,503	119	80,151	80,631
Currency and commodities(3)	67,805	(368)	3,353	8	70,798	68,181
Alternatives subtotal	266,210	1,939	5,482	734	274,365	269,684
Long-term	$7,923,291	$102,700	$356,256	$25,086	$8,407,333	$8,243,201

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	March 31,	inflows	Market		March 31,
	2022	(outflows)	change	FX impact (1)	2023	Average AUM (2)
Retail:
Equity	$446,043	$(4,305)	$(41,661)	$(5,803)	$394,274	$389,562
Fixed income	343,712	(17,982)	(18,742)	(1,051)	305,937	312,168
Multi-asset	149,480	(7,266)	(13,039)	(494)	128,681	131,531
Alternatives	49,888	150	(1,743)	(208)	48,087	49,017
Retail subtotal	989,123	(29,403)	(75,185)	(7,556)	876,979	882,278
ETFs:
Equity	2,350,421	49,481	(196,133)	(12,332)	2,191,437	2,124,649
Fixed income	712,767	148,255	(47,182)	(3,064)	810,776	735,279
Multi-asset	8,716	(364)	(511)	(153)	7,688	8,000
Alternatives	78,592	(11,541)	(2,541)	(108)	64,402	65,163
ETFs subtotal	3,150,496	185,831	(246,367)	(15,657)	3,074,303	2,933,091
Institutional:
Active:
Equity	188,822	4,369	(13,186)	(3,952)	176,053	171,020
Fixed income	718,225	133,339	(30,053)	(6,874)	814,637	727,212
Multi-asset	617,843	76,406	(51,197)	(14,034)	629,018	568,433
Alternatives	151,277	9,850	(610)	(1,885)	158,632	152,231
Active subtotal	1,676,167	223,964	(95,046)	(26,745)	1,778,340	1,618,896
Index:
Equity	2,133,758	(27,256)	(118,136)	(42,786)	1,945,580	1,894,107
Fixed income	871,167	32,522	(137,835)	(43,460)	722,394	745,023
Multi-asset	9,142	(1,551)	(836)	(262)	6,493	7,073
Alternatives	5,696	(1,902)	(321)	(229)	3,244	4,185
Index subtotal	3,019,763	1,813	(257,128)	(86,737)	2,677,711	2,650,388
Institutional subtotal	4,695,930	225,777	(352,174)	(113,482)	4,456,051	4,269,284
Long-term	8,835,549	382,205	(673,726)	(136,695)	8,407,333	8,084,653
Cash management	724,939	(42,661)	3,517	(2,857)	682,938	700,296
Advisory	9,025	(9,022)	(3)	-	-	2,741
Total	$9,569,513	$330,522	$(670,212)	$(139,552)	$9,090,271	$8,787,690
Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	March 31,	inflows	Market		March 31,
	2022	(outflows)	change	FX impact (1)	2023	Average AUM (2)
Active:
Equity	$472,849	$(9,764)	$(45,511)	$(6,685)	$410,889	$410,109
Fixed income	1,037,813	114,006	(46,234)	(6,848)	1,098,737	1,017,777
Multi-asset	767,315	69,139	(64,235)	(14,527)	757,692	699,956
Alternatives	201,162	9,999	(2,352)	(2,093)	206,716	201,247
Active subtotal	2,479,139	183,380	(158,332)	(30,153)	2,474,034	2,329,089
Index and ETFs:
ETFs:
Equity	2,350,421	49,481	(196,133)	(12,332)	2,191,437	2,124,649
Fixed income	712,767	148,255	(47,182)	(3,064)	810,776	735,279
Multi-asset	8,716	(364)	(511)	(153)	7,688	8,000
Alternatives	78,592	(11,541)	(2,541)	(108)	64,402	65,163
ETFs subtotal	3,150,496	185,831	(246,367)	(15,657)	3,074,303	2,933,091
Non-ETF Index:
Equity	2,295,774	(17,428)	(127,472)	(45,856)	2,105,018	2,044,580
Fixed income	895,291	33,873	(140,396)	(44,537)	744,231	766,626
Multi-asset	9,150	(1,550)	(837)	(263)	6,500	7,081
Alternatives	5,699	(1,901)	(322)	(229)	3,247	4,186
Non-ETF Index subtotal	3,205,914	12,994	(269,027)	(90,885)	2,858,996	2,822,473
Index and ETFs subtotal	6,356,410	198,825	(515,394)	(106,542)	5,933,299	5,755,564
Long-term	$8,835,549	$382,205	$(673,726)	$(136,695)	$8,407,333	$8,084,653
Year-over-Year Component Changes by Product Type (Long-Term)
		Net
	March 31,	inflows	Market		March 31,
	2022	(outflows)	change	FX impact (1)	2023	Average AUM (2)
Equity	$5,119,044	$22,289	$(369,116)	$(64,873)	$4,707,344	$4,579,338
Fixed income	2,645,871	296,134	(233,812)	(54,449)	2,653,744	2,519,682
Multi-asset	785,181	67,225	(65,583)	(14,943)	771,880	715,037
Alternatives:
Illiquid alternatives	109,141	16,610	(1,468)	(867)	123,416	114,703
Liquid alternatives	87,326	(5,722)	(349)	(1,104)	80,151	82,517
Currency and commodities(3)	88,986	(14,331)	(3,398)	(459)	70,798	73,376
Alternatives subtotal	285,453	(3,443)	(5,215)	(2,430)	274,365	270,596
Long-term	$8,835,549	$382,205	$(673,726)	$(136,695)	$8,407,333	$8,084,653

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Amounts include commodity ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2023	2022	Change	2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$500	$616	$(116)	$478	$22
ETFs	1,078	1,158	(80)	1,021	57
Non-ETF Index	177	187	(10)	159	18
Equity subtotal	1,755	1,961	(206)	1,658	97
Fixed income:
Active	468	534	(66)	462	6
ETFs	295	289	6	283	12
Non-ETF Index	87	118	(31)	85	2
Fixed income subtotal	850	941	(91)	830	20
Multi-asset	296	359	(63)	293	3
Alternatives:
Illiquid alternatives	201	179	22	194	7
Liquid alternatives	145	167	(22)	150	(5)
Currency and commodities	46	56	(10)	47	(1)
Alternatives subtotal	392	402	(10)	391	1
Long-term	3,293	3,663	(370)	3,172	121
Cash management	209	170	39	227	(18)
Total investment advisory, administration fees and securities lending revenue	3,502	3,833	(331)	3,399	103
Investment advisory performance fees:
Equity	6	12	(6)	36	(30)
Fixed income	1	9	(8)	6	(5)
Multi-asset	15	5	10	11	4
Alternatives:
Illiquid alternatives	21	37	(16)	115	(94)
Liquid alternatives	12	35	(23)	60	(48)
Alternatives subtotal	33	72	(39)	175	(142)
Total investment advisory performance fees	55	98	(43)	228	(173)
Technology services revenue	340	341	(1)	353	(13)
Distribution fees	319	381	(62)	314	5
Advisory and other revenue:
Advisory	14	16	(2)	17	(3)
Other	13	30	(17)	26	(13)
Total advisory and other revenue	27	46	(19)	43	(16)
Total revenue	$4,243	$4,699	$(456)	$4,337	$(94)

Highlights

•

Investment advisory, administration fees and securities lending revenue decreased $331 million from the first quarter of 2022, primarily driven by the negative impact of market beta and foreign exchange movements on average AUM, partially offset by the elimination of yield-related fee waivers on money market funds and higher securities lending revenue. Securities lending revenue of $167 million increased from $138 million in the first quarter of 2022 primarily reflecting higher spreads.

Investment advisory, administration fees and securities lending revenue increased $103 million from the fourth quarter of 2022, primarily driven by higher average AUM and securities lending revenue, partially offset by the effect of two fewer days in the quarter. Securities lending revenue of $167 million increased from $139 million in the fourth quarter of 2022.

•	Performance fees decreased $43 million from the first quarter of 2022, reflecting lower revenue from alternative products.

Performance fees decreased $173 million from the fourth quarter of 2022, primarily reflecting a seasonally higher number of products with a performance measurement period that ended in the fourth quarter of 2022.

•

Technology services revenue decreased $1 million from the first quarter of 2022 due to the negative impact of foreign exchange movements on Aladdin’s non-dollar revenue and market declines on Aladdin’s fixed income platform assets over the last twelve months, largely offset by continued strong client demand for Aladdin. Technology services revenue decreased $13 million from the fourth quarter of 2022, reflecting one-time fees in the fourth quarter of 2022 and the timing of client implementations. Technology services annual contract value (“ACV”)(1) increased 6% from the first quarter of 2022, and was similarly impacted by foreign exchange and market declines.

(1)	See note (4) to the condensed consolidated statements of income and supplemental information on page 11 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2023	2022	Change	2022	Change
Operating expense
Employee compensation and benefits	$1,427	$1,498	$(71)	$1,430	$(3)
Distribution and servicing costs	505	574	(69)	497	8
Direct fund expense	315	329	(14)	275	40
General and administration expense:
Marketing and promotional	80	60	20	100	(20)
Occupancy and office related	110	99	11	99	11
Portfolio services	68	69	(1)	71	(3)
Sub-advisory	20	22	(2)	17	3
Technology	135	145	(10)	151	(16)
Professional services	42	40	2	51	(9)
Communications	12	11	1	12	-
Foreign exchange remeasurement	(1)	(3)	2	8	(9)
Contingent consideration fair value adjustments	-	1	(1)	1	(1)
Product launch costs	-	-	-	6	(6)
Other general and administration	55	52	3	64	(9)
Total general and administration expense	521	496	25	580	(59)
Restructuring charge	-	-	-	91	(91)
Amortization of intangible assets	37	38	(1)	37	-
Total operating expense	$2,805	$2,935	$(130)	$2,910	$(105)

Highlights

•	Employee compensation and benefits expense decreased $71 million from the first quarter of 2022, primarily resulting from lower incentive compensation, largely driven by lower operating income.

Employee compensation and benefits expense decreased $3 million from the fourth quarter of 2022, primarily reflecting lower incentive compensation driven by lower performance fees, partially offset by higher seasonal payroll taxes.

•	Direct fund expense decreased $14 million from the first quarter of 2022, primarily reflecting lower average index AUM.

Direct fund expense increased $40 million from the fourth quarter of 2022, primarily reflecting higher average index AUM and the impact of certain rebates that seasonally occur in the fourth quarter.

•

General and administration expense increased $25 million from the first quarter of 2022, primarily driven by higher marketing and promotional expense, resulting from higher travel and entertainment expense, and higher occupancy and office related expense, partially offset by lower technology expense.

General and administration expense decreased $59 million from the fourth quarter of 2022, primarily reflecting seasonally lower marketing and promotional expense, lower technology expense, lower professional services expense, and the impact of foreign exchange remeasurement, partially offset by higher occupancy and office related expense.

•

In the fourth quarter of 2022, a restructuring charge of $91 million, primarily comprised of severance and accelerated amortization expense of previously granted deferred compensation awards, was recorded in connection with an initiative to modify the size and shape of the workforce to align more closely with strategic priorities.

SUMMARY OF NONOPERATING INCOME (expense), Less Net income (loss) attributable to noncontrolling interests

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2023	2022	Change	2022	Change
Nonoperating income (expense), GAAP basis	$116	$(138)	$254	$225	$(109)
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	12	(73)	85	48	(36)
Nonoperating income (expense), net of NCI	104	(65)	169	177	(73)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	17	-	17	-	17
Nonoperating income (expense), net of NCI, as adjusted(2)	$87	$(65)	$152	$177	$(90)

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2023	2022	Change	2022	Change
Net gain (loss) on investments, net of NCI
Private equity	$39	$10	$29	$66	$(27)
Real assets	6	13	(7)	5	1
Other alternatives(3)	6	4	2	5	1
Other investments(4)	12	(75)	87	44	(32)
Hedge gain (loss) on deferred cash compensation plans(1)	17	-	17	-	17
Subtotal	80	(48)	128	120	(40)
Other gains (losses)	(3)	19	(22)	39	(42)
Total net gain (loss) on investments, net of NCI	77	(29)	106	159	(82)
Interest and dividend income	86	18	68	72	14
Interest expense	(59)	(54)	(5)	(54)	(5)
Net interest income (expense)	27	(36)	63	18	9
Nonoperating income (expense), net of NCI	104	(65)	169	177	(73)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	17	-	17	-	17
Nonoperating income (expense), net of NCI, as adjusted(2)	$87	$(65)	$152	$177	$(90)

(1)	Amount relates to the gain (loss) from economically hedging BlackRock’s deferred cash compensation plans.
(2)

Management believes nonoperating income (expense), net of NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP see notes to the condensed consolidated statements of income and supplemental information on pages 9 through 11.

(3)	Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(4)	Amounts primarily include net gains (losses) related to unhedged seed investments.

summary of INCOME TAX EXPENSE

	Three Months				Three Months
	Ended				Ended
	March 31,				December 31,
(in millions), (unaudited)	2023	2022	Change		2022	Change
Income tax expense	$385	$263	$122		$345	$40
Effective tax rate	25.0%	15.5%	950	bps	21.5%	350	bps

Highlights

•

First quarter 2023 income tax expense included a $38 million discrete tax benefit related to stock-based compensation awards that vested in the first quarter, offset by a $38 million discrete tax expense related to the resolution of certain outstanding tax matters.

•

First quarter 2022 income tax expense included $133 million of discrete tax benefits related to stock-based compensation awards and the resolution of certain outstanding tax matters. In addition, first quarter 2022 income tax expense included a $18 million net noncash tax benefit related to the revaluation of certain deferred income tax liabilities.

•

Fourth quarter 2022 income tax expense included a $28 million net discrete tax benefit, of which $17 million is associated with the net noncash tax benefit related to the revaluation of certain deferred income tax liabilities.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2023	2022	2022
Operating income, GAAP basis	$1,438	$1,764	$1,427
Non-GAAP expense adjustments:
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans (a)	20	-	-
Amortization of intangible assets (b)	37	38	37
Acquisition-related compensation costs (b)	5	7	6
Contingent consideration fair value adjustments (b)	-	1	1
Lease costs - New York (c)	11	12	15
Restructuring charge (d)	-	-	91
Operating income, as adjusted (1)	1,511	1,822	1,577
Product launch costs and commissions	-	-	6
Operating income used for operating margin measurement	$1,511	$1,822	$1,583
Revenue, GAAP basis	$4,243	$4,699	$4,337
Non-GAAP adjustments:
Distribution fees	(319)	(381)	(314)
Investment advisory fees	(186)	(193)	(183)
Revenue used for operating margin measurement	$3,738	$4,125	$3,840
Operating margin, GAAP basis	33.9%	37.5%	32.9%
Operating margin, as adjusted (1)	40.4%	44.2%	41.2%

See note (1) to the condensed consolidated statements of income and supplemental information on page 10 for more information on as adjusted items.

RECONCILIATION OF GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2023	2022	2022
Nonoperating income (expense), GAAP basis	$116	$(138)	$225
Less: Net income (loss) attributable to NCI	12	(73)	48
Nonoperating income (expense), net of NCI	104	(65)	177
Less: Hedge gain (loss) on deferred cash compensation plans (a)	17	-	-
Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted (2)	$87	$(65)	$177

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 10 and 11 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions, except per share data), (unaudited)	2023	2022	2022
Net income attributable to BlackRock, Inc., GAAP basis	$1,157	$1,436	$1,259
Non-GAAP adjustments(1):
Net impact of hedged deferred cash compensation plans (a)	2	-	-
Amortization of intangible assets (b)	28	29	27
Acquisition-related compensation costs (b)	4	5	5
Contingent consideration fair value adjustments (b)	-	1	1
Lease costs - New York (c)	9	9	12
Restructuring charge (d)	-	-	69
Income tax matters	-	(18)	(17)
Net income attributable to BlackRock, Inc., as adjusted (3)	$1,200	$1,462	$1,356
Diluted weighted-average common shares outstanding	151.3	153.5	151.8
Diluted earnings per common share, GAAP basis	$7.64	$9.35	$8.29
Diluted earnings per common share, as adjusted (3)	$7.93	$9.52	$8.93

(1)	Non-GAAP adjustments are net of tax excluding income tax matters.

See note (3) to the condensed consolidated statements of income and supplemental information on page 11 for more information on as adjusted items.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•	Operating income, as adjusted, includes the following non-GAAP expense adjustments:
(a)

Compensation expense related to appreciation (depreciation) on deferred cash compensation plans. Beginning in the first quarter of 2023, the Company updated its definition of operating income, as adjusted, to exclude compensation expense related to the market valuation changes on certain deferred cash compensation plans, which the Company began hedging economically in 2023. For these deferred cash compensation plans, the final value of the deferred amount to be distributed to employees in cash upon vesting is determined based on the returns on specified investment funds. The Company recognizes compensation expense for the appreciation (depreciation) of the deferred cash compensation liability in proportion to the vested amount of the award during a respective period, while the gain (loss) to economically hedge these plans is immediately recognized in nonoperating income (expense), which creates a timing difference impacting net income. This timing difference will reverse and offset to zero over the life of the award at the end of the multi-year vesting period. Management believes excluding market valuation changes related to the deferred cash compensation plans in the calculation of operating income, as adjusted, provides useful disclosure to both management and investors of the Company’s financial performance over time as these amounts are economically hedged, while also increasing comparability with other companies.

(b)

Acquisition related costs. Includes adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies.

(c)

Lease costs – New York. The Company began recording expenses in August 2021 related to the lease of office space for its new headquarters located at 50 Hudson Yards in New York (“Lease cost – Hudson Yards”), when it obtained access to the building to begin its tenant improvements. The Company will begin lease payments related to its new headquarters in May 2023. As a result, the Company continues to recognize lease expense within general and administration expense for both its new and prior headquarters until the Company's lease on its prior headquarters expires in April 2023. Prior to February 2023, the impact of Lease cost – Hudson Yards was excluded from operating income, as adjusted. Beginning in February 2023, when the Company completed the majority of its move to 50 Hudson Yards, it no longer excluded the impact of Lease cost – Hudson Yards and began to exclude the impact of lease costs related to the Company's prior headquarters for its remaining lease term. Management believes excluding the impact of these respective New York lease costs (“Lease costs – New York”) when calculating operating income, as adjusted, is useful to assess the Company’s financial performance, ongoing operations, and enhances comparability among periods presented.

(d)

Restructuring charge. In 2022, a restructuring charge, primarily comprised of severance and accelerated amortization expense of previously granted deferred compensation awards, was excluded in the calculation of operating income, as adjusted. Management believes excluding the impact of the restructuring charge when calculating operating income, as adjusted, is useful to assess the Company’s financial performance, ongoing operations, and enhances comparability among periods presented.

•

Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

•

Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, excludes the gain (loss) on the economic hedge of certain deferred cash compensation plans. As the gain (loss) on investments and derivatives used to hedge these compensation plans over time substantially offsets the compensation expense related to the market valuation changes on these deferred cash compensation plans, which is included in operating income, GAAP basis, management believes excluding the gain (loss) on the economic hedge of the deferred cash compensation plans when calculating nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, provides a useful measure for both management and investors of BlackRock’s nonoperating results that impact book value.

(3) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See notes (1) and (2) above regarding operating income, as adjusted, for information on the updated presentation of non-GAAP adjustments. For each period presented, the non-GAAP adjustments were tax effected at the respective blended rates applicable to the adjustments. Amounts for income tax matters represent net noncash (benefit) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill as a result of tax rate changes. These amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to enhance comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted, divided by diluted weighted-average common shares outstanding.

(4) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services’ ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services revenue over time, as it is linked to the net new business in technology services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures; (7) BlackRock’s ability to integrate acquired businesses successfully; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (12) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (13) changes in law and policy and uncertainty pending any such changes; (14) any failure to effectively manage conflicts of interest; (15) damage to BlackRock’s reputation; (16) geopolitical unrest, terrorist activities, civil or international hostilities, including the war between Russia and Ukraine, and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (17) a pandemic or health crisis, and related impact on BlackRock’s business, operations and financial condition; (18) climate-related risks to BlackRock's business, products, operations and clients; (19) the ability to attract, train and retain highly qualified and diverse professionals; (20) fluctuations in the carrying value of BlackRock’s economic investments; (21) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (22) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (23) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (24) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (25) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (26) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (27) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of March 31, 2023 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of February 28, 2023. The performance data does not include accounts terminated prior to March 31, 2023 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares® funds globally using an index strategy. AUM information is based on AUM available as of March 31, 2023 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.